                                                              Supplement dated
                                                              October 14, 1997

              MONYEquity Master Variable Universal Life Insurance
                   Supplement to Prospectus Dated May 1, 1997


On page 11, the fourth and fifth sentences of the second paragraph following the caption "The Funds" are deleted and the following sentences are inserted:

As investment adviser to the MONY Series Fund, the Company receives a daily investment advisory fee equivalent to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Portfolios; and 0.30 percent of the average daily net assets of each of the Portfolios in excess of $800 million, as described in the accompanying current prospectus for the MONY Series Fund. The Company, as investment adviser, has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of the Company.

On page 36, the table of Annual Expenses for the year ended December 31, 1996 is deleted and the following table is inserted:

                  PRO FORMA ANNUAL EXPENSES FOR THE YEAR ENDED
                               DECEMBER 31, 1996

                                                                            EXPENSES
                                                       MANAGEMENT            (AFTER              TOTAL
           FUND/PORTFOLIO                                 FEES           REIMBURSEMENT)         EXPENSE
           --------------                                 ----           --------------         -------
MONY Series Fund, Inc.
      Intermediate Term Bond Portfolio                   .50%*               .16%**             .66%
      Long Term Bond Portfolio                           .50%*               .13%**             .63%
      Government Securities Portfolio                    .50%*               .35%**             .85%
      Money Market Portfolio                             .40%                .21%**             .61%

Enterprise Accumulation Trust
      Equity Portfolio                                   .75%                .06%               .81%+
      Small Cap Portfolio                                .74%                .10%               .84%+
      Managed Portfolio                                  .70%                .04%               .74%+
      International Growth Portfolio                     .85%                .53%              1.38%+
      High Yield Bond Portfolio                          .60%                .25%               .85%+

-----------------
* Management Fees reflect investment advisory fees which became effective on and after October 14, 1997. Prior thereto, the investment advisory fees were .40%.

** Expenses reflect the reallocation of the fees and expenses associated with the computation of the net asset value of the Fund from MONY America to the Fund which became effective on and after October 14, 1997. Expenses also include custodial credit percentages as follows: Intermediate Term Bond -- .0061%; Long Term Bond -- .0046%; Government Securities -- .0243%; and Money Market -- .0049%, which expenses are borne by the Investment Adviser pursuant to the Investment Advisory Agreement.

+ Reflects expense reimbursements in effect on May 1, 1996. Absent these expense reimbursements, expenses would have been as follows: Equity -- .81%; Small Cap -- .84%; Managed -- .74%; International Growth -- 1.38%; and High Yield Bond -- .94%. The Equity, Small Cap, and Managed Portfolio reimbursements relate to mutual fund accounting expense.

On page 2 of the MONY Series Fund Prospectus, the first and second sentences of the first paragraph following the caption "Investment Management Fees and Expenses" are deleted and the following sentences are inserted:

MONY America's fee for its investment management services to the Intermediate Term Bond, Long Term Bond, Government Securities, and Money Market Portfolios of the Fund is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses associated with organizing the Fund, the initial registration of its securities, and the compensation of the Fund's directors, officers and employees who are interested persons of MONY America.

On page 14 of the MONY Series Fund Prospectus, the second, third and fourth sentences of the second paragraph following the caption "Investment Management Arrangements and Expenses" are deleted and the following sentences are inserted:

The fee is a daily charge equal to an annual rate of 0.50 percent of the first $400 million of the average daily net assets of each of the Intermediate Term Bond, Long Term Bond and Government Securities Portfolios and 0.40 percent of the first $400 million of the average daily net assets of the Money Market Portfolio; 0.35 percent of the next $400 million of the average daily net assets for each of the Fund's Portfolios; and 0.30 percent of the average daily net assets of each of the Fund's Portfolios in excess of $800 million. MONY America has agreed to bear all expenses (i) for the Fund's organization, (ii) related to initial registration and qualification under federal and state securities laws, and (iii) for compensation of the Fund's directors, officers and employees who are interested persons (as defined by the 1940 Act) of MONY America.

On page 15 of the MONY Series Fund Prospectus, the first sentence of the sixth paragraph following the caption "Investment Management Arrangements and Expenses" is deleted and the following sentence is inserted:

The Investment Advisory Agreement was initially approved by the Fund's Board of Directors, including a majority of the non-interested directors (as defined by the 1940 Act), on January 2, 1985, and an amended Investment Advisory Agreement was approved on August 4, 1997.

Form No. 14165SL  (10/97)                                             33-82570